SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): April 27, 2004

                           OPHTHALMIC IMAGING SYSTEMS
             (Exact Name of Registrant as Specified in its Charter)


CALIFORNIA                                1-11140                94-3035367
----------                                -------                ----------
(State or Other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
Incorporation)                                               Identification No.)



      221 Lathrop Way, Suite I
       Sacramento, California                                 95815
       ----------------------                                 -----
(Address of Principal Executive Offices)                    (Zip Code)


(Registrant's telephone number, including area code):   (916) 646-2020


                                Not Applicable
                                --------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.
          ------------

         On April 27, 2004, the registrant entered into a securities purchase agreement with Laurus Master Fund, Ltd. Pursuant to this agreement, the registrant sold to the purchaser a secured convertible term note in the principal amount of $1,000,000 bearing interest at the rate of six and one-half percent (6.5%) per annum, due April 27, 2007, convertible into shares of the registrant's common stock at a conversion price of $1.22 per share. Interest is payable at the option of the registrant in cash or shares of common stock. The registrant granted to the purchaser a subordinated second priority security interest in the registrant's assets to secure the obligations under the note pursuant to a security agreement dated April 27, 2004 between the registrant and the purchaser.

         Additionally, the registrant issued a warrant to the purchaser to purchase 313,000 shares of the registrant's common stock at exercise prices ranging between $1.40 and $1.83 per share. The purchaser may exercise the warrant through April 27, 2009.

         The registrant is obligated to register for resale the shares of common stock issuable upon conversion of the note and upon exercise of the warrant pursuant to a registration rights agreement dated April 27, 2004 between the registrant and the purchaser.

         Item 7.   Financial Statements and Exhibits.
                   ---------------------------------

(c)      Exhibits:

Exhibit Number                      Description
--------------                      -----------

4.1 Securities Purchase Agreement dated April 27, 2004 by and between the registrant and the purchaser.

4.2 Secured Convertible Term Note dated April 27, 2004 issued to the purchaser.

4.3 Common Stock Purchase Warrant dated April 27, 2004 issued to the purchaser.

4.4 Registration Rights Agreement April 27, 2004 by and between the registrant and the purchaser.

4.5 Security Agreement dated April 27, 2004 by and between the registrant and the purchaser.

99.1              Press Release of the registrant dated April 28, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 29, 2004      OPHTHALMIC IMAGING SYSTEMS


                             By: /s/ Ariel Shenhar
                                 -----------------------------------------------
                                 Name:  Ariel Shenhar
                                 Title: Chief Financial Officer, Vice President,
                                        and Secretary

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number   Description
------   -----------

4.1 Securities Purchase Agreement dated April 27, 2004 by and between the registrant and the purchaser.

4.2 Secured Convertible Term Note dated April 27, 2004 issued to the purchaser.

4.3 Common Stock Purchase Warrant dated April 27, 2004 issued to the purchaser.

4.4 Registration Rights Agreement dated April 27, 2004 by and between the registrant and the purchaser.

4.5 Security Agreement dated April 27, 2004 by and between the registrant and the purchaser.

99.1     Press Release of the registrant dated April 28, 2004.